Exhibit 99.1



Riverview BANCORP

Welcome to the 29th Annual Shareholder Meeting

August 27, 2026

Board of Directors



Gerald L. Nies
Chairperson

Bess Wills
Vice Chairperson

Bradley Carlson

Patricia Eby

Jon Girod



Stacey Graham

Larry Hoff

Valerie Moreno

Nicole Sherman

Kourosh Zamani



Gerald L. Nies

Chairperson of the Board

Nicole Sherman

Chief Executive Officer/President



Executive Officers



Nicole Sherman
Chief Executive Officer/President

David Lam
EVP/Chief Financial Officer

Dan Cox
EVP/Chief Operating Officer

Robert Benke
EVP/Chief Credit Officer



Charmaine Lightheart
EVP/Chief Retail and Digital Engagement Officer



Michael Sventek
EVP/Chief Lending Officer



Evan Sowers
President and CEO
Riverview Trust Company



FORWARD-LOOKING STATEMENTS

Forward-looking statements with respect to the financial condition, results of operations and the business of Riverview are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in such statements.

These include, without limitation: Riverview's ability to manage new and acquired branches; the impact of competition on revenues and margins; and other risks and uncertainties, as may be detailed from time to time in Riverview's public announcements and filings with the SEC. Forward-looking statements can be identified by the use of forward-looking terminology, such as "may," "will," "should," "expect," "anticipate," "estimate," "continue," "plans," "intends," or other similar terminology.

Riverview does not intend to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of the Report, other than in its periodic filings with the SEC, or to reflect the occurrence of unanticipated events.


The Columbian
BEST
WINNER
CLARK COUNTY
2026

Riverview Bank named Best Bank

Riverview Trust Company named Best Trust Company

STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview
BANK

STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview
BANK

STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview BANK

STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview
BANK

STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview
BANK

STRATEGIC PLAN


Employer of Choice
Profitable Growth
Digital Experience
Data Empowerment
Client Experience
Riverview
BANK

COMMUNITY SERVICE

1,721 employee service hours

At the heart of our mission is a deep commitment to the communities we serve. Riverview is supporting programs that reflect the real needs of our community because when our neighbors thrive, we all do. Together, we're transforming impact into a shared future of growth and possibility.



Supporting organizations whose missions include:

Animal Welfare
Arts and Entertainment
Children Services
Civic Services
Early Childhood Education
Economic Development
Education
Environment
Family Services
Financial Literacy
Food Drives/Hunger Relief
Health and Fitness
Houselessness
Homeownership
Parks and Recreation
Senior Services
Veteran Services


VANCOUVER PUBLIC SCHOOLS


NASHVILLE

COMMUNITY IMPACT

Our commitment to community is reflected in the relationships we build and the opportunities we help create. By partnering with schools, nonprofit organizations, and local businesses, we support initiatives that strengthen financial well-being, encourage economic growth, and improve quality of life. Every partnership, volunteer hour, and investment is an opportunity to make a meaningful difference and contribute to the long-term success of the communities we proudly call home.

75
board of director/committee positions held by team members

1,721
employee service hours

131
organizations supported

$325,970
in donations to local organizations

Riverview
BANCORP



David Lam

EVP/Chief Financial Officer

NET INCOME (LOSS)

Riverview completed a strategic balance sheet optimization (BSO) during quarter ended March 31, 2026. Excluding BSO (non-GAAP), Riverview continues to report net income year-over-year through its operating model.


$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
-$3,000
-$4,000
-$5,000
$4,903
$(4,341)
Fiscal March 2025
Fiscal March 2026
(in thousands)


$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
-$8,000
-$10,000
$1,148
$1,225
$1,099
$1,377
$(8,042)
$1,694
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
(in thousands)

Note: March 2026 include a balance sheet optimization

PRE TAX, PRE PROVISION INCOME BEFORE BALANCE SHEET OPTIMIZATION

Riverview completed a strategic balance sheet optimization (BSO) during quarter ended March 31, 2026. Pre tax, pre provision income before BSO (non-GAAP) continues increase over the periods shown.



$7,000
$6,900
$6,800
$6,700
$6,600
$6,500
$6,400
$6,300
$6,200
$6,100
$6,000
$6,338
$6,771
Fiscal March 2025
Fiscal March 2026
(in thousands)



$2,500
$2,000
$1,500
$1,000
$500
$0
$1,462
$1,547
$1,395
$1,840
$1,989
$2,129
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
(in thousands)

NON-GAAP RECONCILIATION

Pre-tax, pre-provision income excluding balance sheet optimization

	Year Ended	
(Dollars in thousands)	March 31, 2025	March 31, 2026
Net income (loss) (GAAP)	$ 4,903	$ (4,341)
Include: Provision (credit) for income taxes	1,335	(1,493)
Include: Provision for credit losses	100	1,255
Exclude: Balance sheet optimization	-	11,350
Pre-tax, pre-provision income (loss) (non-GAAP)	$ 6,338	$ 6,771

	Three Months Ended					
(Dollars in thousands)	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	March 31, 2026	June 30, 2026
Net income (loss) (GAAP)	$ 1,148	$ 1,225	$ 1,099	$ 1,377	$ (8,042)	$ 1,694
Include: Provision (credit) for income taxes	314	322	296	363	(2,474)	435
Include: Provision for credit losses	-	-	-	100	1,155	-
Exclude: Balance sheet optimization	-	-	-	-	11,350	-
Pre-tax, pre-provision income (loss) (non-GAAP)	$ 1,462	$ 1,547	$ 1,395	$ 1,840	$ 1,989	$ 2,129

NET INTEREST INCOME



$41,000
$40,000
$39,000
$38,000
$37,000
$36,000
$35,000
$34,000
$40,348
$36,344
Fiscal March 2025
Fiscal March 2026
(in thousands)



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$9,193
$9,841
$9,781
$10,545
$10,181
$11,396
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
(in thousands)

LOAN PORTFOLIO

Riverview's diverse loan portfolio has increased 10.4% over the periods shown.



$1,120.0
$1,100.0
$1,080.0
$1,060.0
$1,040.0
$1,020.0
$1,000.0
$980.0
$960.0
$940.0
$920.0
$990.4
$1,008.9
$1,024.0
$1,062.5
$1,092.5
$1,093.3
March 2022
March 2023
March 2024
March 2025
March 2026
June 2026
March 2022
March 2023
March 2024
March 2025
March 2026
June 2026

$ in thousands

LOAN PORTFOLIO PIPELINE

The loan pipeline continues to grow, supported by our relationship teams.


$ in thousands
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$41.1
$72.0
$78.5
$77.2
$56.4
$93.9
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026

DEPOSITS

Deposits remain strong and continue to be a significant focus for our team members as part of our growth strategy.


$ in thousands
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,232
$316
$916
$1,210
$307
$903
$1,236
$316
$920
$1,234
$291
$943
$1,254
$293
$961
$1,262
$293
$969
March 2025
June 2025
September 2025
December 2025
March 2026
June 2026
Interest Bearing
Non-Interest Bearing

LIQUIDITY

Available liquidity remains robust through Federal Reserve and FHLB Des Moines lines and investment portfolio.



$1,000
$800
$600
$400
$200
$0
$ in millions
$826.6
$354.2
$854.5
$351.5
Available Liquidity
Uninsured Deposits
March 31, 2026
Available Liquidity
Uninsured Deposits
June 30, 2026
Total
Brokered Deposits
Unencumbered Securities
FHLB
FRB

ASSET QUALITY

Nonperforming assets and nonperforming assets to total loans increased as a result of several commercial real estate relationships that continue to be closely monitored.



$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$273,000
$265,000
$173,000
$155,000
$7,764,000
0.71%
$8,739,000
0.80%
March 2022
March 2023
March 2024
March 2025
March 2026
June 2026

ALLOWANCE / TOTAL LOANS

Riverview continues to maintain a strong allowance for credit losses to total loans. As economic changes occur, Riverview is well positioned for these uncertainties.



1.54%
1.52%
1.50%
1.48%
1.46%
1.44%
1.42%
1.40%
1.38%
1.36%
1.34%
1.47%
1.52%
1.52%
1.45%
1.40%
1.40%
March 2022
March 2023
March 2024
March 2025
March 2026
June 2026

CAPITAL RATIOS

Capital remains strong and exceeds regulatory thresholds of being well-capitalized.



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
March 2026
June 2026
10.60%
15.62%
10.96%
15.64%
Leverage Ratio
Total Capital
Leverage Ratio
Total Capital
Well-Capitalized
Excess Over Well-Capitalized

----- Regulatory well-Capitalized threshold

STOCK REPURCHASE

Success with execution of stock repurchase plans to enhance shareholder value.

Fiscal Year 2026

$2.0 million stock repurchase plan

- Approved April 24, 2025.
- Completed November 17, 2025.
- Shares – 383,950
- Average repurchase price - $5.26

Fiscal Year 2027

$4.0 million stock repurchase plan

- Approved January 22, 2026.
- Completed August 7, 2026.
- Shares – 732,834
- Average repurchase price - $5.46


Riverview
BANK
Riverview
TRUST COMPANY



Gerald L. Nies

Chairperson of the Board



Gerald L. Nies
Chairperson

Nicole Sherman
CEO/President

David Lam
EVP/Chief Financial Officer

Questions?


Riverview
BANCORP
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